FIFTH AMENDMENT TO CREDIT AGREEMENT


     This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 21, 2004 by and among ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Agent"), for itself as a Lender and as Agent for Lenders, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Amendment (as hereinafter defined).

                                  RECITALS

     WHEREAS, Borrower, the other Credit Parties signatory thereto, Agent and the Lenders have entered into that certain Credit Agreement, dated as of April 9, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, Borrower, the other Credit Parties, Agent and Requisite Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein.

     NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Requisite Lenders, Borrower and the Credit Parties agree as follows:

     Section 1. Amendment to Credit Amendment. The parties hereto agree that clause (i) of Section 6.2 of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

           "(i) Borrower may make investments in Xiamen Subsidiary not to exceed $10,000,000 in the aggregate (the "Xiamen Subsidiary Investments") on or prior to December 31, 2004, as follows: (a) Borrower has already made the first portion of the Xiamen Subsidiary Investments in the amount of $5,000,000 on or prior to April 15, 2004 and (b) Borrower may make the second portion of the Xiamen Subsidiary Investments not to exceed $5,000,000 on or prior to December 31, 2004 so long as prior to such investment Agent shall have received, in form and substance satisfactory to Agent, written evidence that Ming-Tsung Johnny Lee has provided an additional cash equity contribution of not less than $2,000,000 to the Xiamen Subsidiary"

     Section 2. Conditions to Effectiveness. This Amendment shall be effective upon its execution and delivery by Borrower, each of the other Credit Parties, Agent and Requisite Lender.

     Section 3. Representations And Warranties Of Credit Parties.

     (a) the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

     (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

     (c) neither the execution, delivery and performance of this Amendment by each Credit Party nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of such Credit Party's certificate or articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof.

     Section 4. Reference To And Effect Upon The Credit Agreement.

     (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (b) The amendments set forth in this Amendment are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document,
(ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) be a waiver of any Default or Event of Default arising out of any other failure of the Credit Parties to comply with the terms of the Credit Agreement, or (iv) constitute a waiver of or an amendment to any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean an d be a reference to the Credit Agreement as amended hereby.

     Section 5. Costs And Expenses. As provided in Section 11.3 of the Credit Amendment, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

     Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     Section 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                      (signature page follows)


IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.
BORROWER

ICON HEALTH & FITNESS, INC.


By: /s/ S. Fred Beck
Name: S. Fred Beck
Title: CFO

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and Lender


By: /s/ Joseph Walker
Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender



By: /s/ Arthur R. Cordwell
Duly Authorized Signatory


JPMORGAN CHASE BANK,
as a Lender


By: /s/ Chris D. Capriotti
Duly Authorized Signatory

FLEET CAPITAL CORPORATION,
as a Lender



By: /s/ Daniel P. Corcoran, Jr.
Duly Authorized Signatory

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender


By: /s/ Frank Amodio
Duly Authorized Signatory


ZIONS FIRST NATIONAL BANK,
as a Lender


By: /s/ Jim C. Stanchfield
Duly Authorized Signatory


GMAC COMMERCIAL FINANCE, LLC (f/k/a GMAC Business Credit, LLC), as a Lender



By: /s/ Robert F. McIntyre
Duly Authorized Signatory


WELLS FARGO FOOTHILL, LLC,
as a Lender


By:
Duly Authorized Signatory

     The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

HF HOLDINGS, INC.


By: /s/ S. Fred Beck
Name: S. Fred Beck
Title: CFO



JUMPKING, INC.


By: /s/ Brad H. Bearnson
Name: Brad H. Bearnson
Title: Secretary



ICON INTERNATIONAL HOLDINGS, INC.


By: /s/ Brad H. Bearnson
Name: Brad H. Bearnson
Title: Secretary


UNIVERSAL TECHNICAL SERVICES


By: /s/ Brad H. Bearnson
Name: Brad H. Bearnson
Title: Secretary


ICON DU CANADA INC./ICON OF CANADA INC.


By: /s/ Brad H. Bearnson
Name: Brad H. Bearnson
Title: Secretary


510152 N.B. LTD.


By: /s/ Brad H. Bearnson
Name: Brad H. Bearnson
Title: Vice President & Secretary



NORDICTRACK, INC.


By: /s/ Brad H. Bearnson
Name: Brad H. Bearnson
Title: Secretary



ICON IP., INC.


By: /s/ S. Fred Beck
Name: S. Fred Beck
Title: President


FREE MOTION FITNESS, INC.


By: /s/ Brad H. Bearnson
Name: Brad H. Bearnson
Title: Secretary